UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 13, 2003


                                 POKER.COM INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



                  Florida             0-29219              98-0199508
---------------------------------  ----------------  --------------------------
 (State or other jurisdiction of   (Commission File       (IRS Employer
  incorporation or organization)        Number)         Identification No.)


         Suite 630, 1188 W. Georgia                          V6E 4A2
    Vancouver, British Columbia, Canada
---------------------------------------------------  --------------------------
  (Address of principal executive offices)                  (Zip Code)


---------------------------------------------------  --------------------------
          Issuer's telephone number                       (604) 689-5998
           (including area code)


---------------------------------------------------  --------------------------
 (Former name, former address and former
 fiscal year, if changed since last report)                 (Zip Code)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.


Yes [X]      No [ ]

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.  OTHER EVENTS

See Exhibit 1.


ITEM 6.  RESIGNATION OF REGISTRANTS DIRECTOR

No events to report.


ITEM 7.  FINANCIAL STATEMENTS

No events to report.


ITEM 8.  CHANGE IN FISCAL YEAR

No events to report.


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Exhibit:
--------
      1.    News Release issued by the Company on June 11, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


POKER.COM, INC.

/s/ Mark Glusing
-----------------------
Mark Glusing, President


June 13, 2003
-----------------------
Date

                                    EXHIBIT 1


FOR  IMMEDIATE  RELEASE
-----------------------

    POKER.COM INC. COMMENTS ON PASSING OF BACHUS PROHIBITION BILL, HR 2143, THE
               UNLAWFUL INTERNET GAMBLING FUNDING PROHIBITION ACT.

VANCOUVER, CANADA, June 11, 2003 - Poker.com Inc. (OTCBB: PKER) announces that the passing of legislation by the U.S. House of Representatives banning the use of credit cards, wire transfers and other banking instruments to fund internet gambling activities may largely impact Poker.com Inc. and its wholly owned subsidiary Skill Poker.com Inc. The Company owns a patent pending technology which will enable the playing of poker games online without contravening gambling laws such as what is often referred to as the Bachus Prohibition Act. H.R. 2143, the Unlawful Internet Gambling Funding Prohibition Act, introduced by Representative Spencer Bachus, R-Alabama was passed during the session held June 10, 2003 in Washington, D.C.

"We think our strategy to enter into skill based gaming online is right on course with the way in which legislation is moving with respect to the prohibiting of pure gaming online. The development of the patent pending Skill Poker system is on track and we intend to offer online poker players an alternative to those operators offshore as soon as practically possible", stated Mr. Mark Glusing, President of Poker.com Inc.

Poker.com Inc., over the last three years, has sold software licenses to foreign-based corporations in such jurisdictions which allow internet gaming. In early 2003, the Company announced its repositioning to use a skill based concept known as Skill Poker and owns a provisional patent application filed with the United States Patent and Trademark Office. The provisional patent covers a system of determining the skill level in a tournament setting for many different card games including all forms of poker. Poker.com plans to use the Skill Poker concept, enabling the operation of its own skill based online poker card rooms marketing directly to players in the United States, Canada and worldwide. Once fully developed, Poker.com Inc.'s poker card room will be the only legal online system of gaming with all operations including the game servers located on North American soil. Poker.com Inc. believes its revenue source will comprise largely from the Skill Poker system and will focus its resources in this area in line with the legislative changes in the U.S. which may negatively impact the Company's current royalty revenue through the potential banning of the use of banking instruments to fund pure internet based gaming.

The Company recently launched a free version of the software which will be used to incorporate the patent pending technology and reports that management is pleased with the number of player sign ups and the response to date.

On  behalf  of  the  Board  of  Directors,

Mr.  Mark  Glusing
President

THIS PRESS RELEASE MAY CONTAIN CERTAIN FORWARD-LOOKING INFORMATION AND STATEMENTS CONCERNING THE COMPANY'S OPERATIONS, PERFORMANCE AND FINANCIAL
CONDITION, INCLUDING, IN PARTICULAR; THE ABILITY OF THE COMPANY TO DEVELOP THE SOFTWARE TECHNOLOGY IN CONNECTION WITH THE PROVISIONAL PATENT; COMPETITION FROM OTHER GAMING COMPANIES TO DEVELOP AND MARKET SKILL BASED GAMING IN NORTH AMERICA; THE ABILITY OF THE COMPANY TO SUCCESSFULLY MARKET ONLINE GAMING SITES THAT ARE FOR SKILL BASED GAMING. THESE STATEMENTS ARE BASED UPON A NUMBER OF UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THIS DOCUMENT IS NOT INTENDED TO BE AND IS NOT AN ADVERTISEMENT FOR ANY SECURITIES OF THE COMPANY.


-30-

For further information please contact:

Poker.com  Inc.
Investor  Relations
630 - 1188 West Georgia Street
Vancouver,  B.C.
Canada,  V6E  4A2

Tel:  (604)  689-5998
Fax:  (604)  689-8988
Email:  Info@skillpoker.com
Url:     www.skillpoker.com


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